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                    OPTION AGREEMENT FOR PURCHASE OF COMMON STOCK
                                  OF NATURADE, INC.
                                (MICHAEL R. FERNICOLA)

    This Option Agreement (the "Agreement"), dated March 15, 1996, is between NATURADE, INC., a Delaware corporation (the "Company"), and MICHAEL R. FERNICOLA ("Optionee").

                                       RECITAL

    The Board of Directors of the Company granted to Optionee, effective as of the date set forth above, an option to purchase 100,000 shares of Common Stock, $0.0001 par value of the Company (the "Shares") on the terms and conditions stated in this Agreement.

                                      AGREEMENT

    1.   GRANT OF OPTION.    The Company grants to Optionee the option
("Option") to purchase, upon and subject to the terms and conditions of this Agreement, all or any part of the Shares at a price of $1.50 per share. The number of shares subject to the Option and the purchase price per share are subject to adjustment in certain events as provided in this Agreement.

    2.   TERM OF OPTION.     The Option shall expire on the earlier of (i) the
date upon which Optionee is terminated for cause or (ii) one year after Optionee's employment with the Company otherwise terminates, unless the Option shall have been previously terminated in accordance with provisions set forth in this Agreement.

    3.   EXCERCISABILITY OF OPTION.    The Option shall be exercisable in the
amounts and on the dates, as follows, provided Optionee remains an employee of the Company in good standing on the option vesting dates as set forth below:

         Option Vesting Date                Number of Options Vested
         -------------------                ------------------------
         September 12, 1996                      20,000

         September 12, 1997                      20,000

         September 12, 1998                      20,000

         September 12, 1999                      20,000

         September 12, 2000                      20,000

    The Option may be exercised at any time or from time to time, in whole or in part, once vested, until it expires.

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4.  MANNER OF EXERCISE.      The Option may be exercised by written notice
delivered to the Company at its then principle office, stating the number of Shares with respect to which the Option is being exercised, together with cash or a check in the amount of their purchase price and the written statement provided for in paragraph 10.

5. ASSIGNMENT OR TRANSFER. The Optionee shall not "Transfer" the Option except by a will or by the laws of descent and distribution and shall be exercisable only by Optionee (regardless of any community property interest therein of the Optionee's spouse, if any) during Optionee's lifetime. The term "Transfer" shall include, without limitation, a voluntary or involuntary sale, assignment, transfer, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy, except transfers permitted by this paragraph 5. Notwithstanding the foregoing, Optionee is expressly authorized to transfer this Agreement to a revocable inter vivos trust ("Trust") of which he is a trustor; provided that (1) Optionee furnishes evidence satisfactory to the Company that the trust is (i) in full force and effect and is (ii) revocable by Optionee during his lifetime, (2) the Trust is for the benefit of Optionee's "Immediate Family", and (3) Optionee and the Trustee of such trust execute in a form acceptable to the Company an agreement to be bound by the terms of this Agreement and to hold the Option and any Shares purchased pursuant to the Option subject to the terms of this Agreement. Optionee's Immediate Family shall be his spouse, descendants, (including any adopted children), parents and siblings. If Optionee shall die prior to the expiration date of this Option, the person or persons to whom Optionee's rights under the Option shall have passed by will, by operation of a Trust, or by the applicable laws of descent and distribution shall have the right, at any time within one year after the date of Optionee's death, to exercise such Option as to those shares, if any, as to which the Option was exercisable as of the date of Optionee's death; provided, that all rights under the Option shall expire in any event on the day specified in paragraph 2 hereof.

    6.   CAPITOL ADJUSTMENTS.     The existence of this Option shall not affect
in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock affecting the Company's common stock or the rights thereof, or the issuance of any securities convertible into any thereof or of any rights, options, or warrants to purchase any thereof, or the dissolution or liquidation of the Company, any sale or transfer of all or any part of its assets or business, or any other corporate act or proceedings of the Company, whether of a similar character or otherwise.

    The Shares with respect to which this Option is granted are shares of the common stock of the Company as presently constituted; but if and whenever, prior to the delivery by the Company of all the Shares of the stock with respect to which this Option is granted, the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the stock outstanding without paying or receiving compensation therefore in money, services or property, the number of Shares then remaining subject to option hereunder shall (a) in the event of an increase in the

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number of outstanding shares, be proportionately increased and the cash consideration payable per Share shall be proportionately reduced; and (b) in the event of a reduction in the number of outstanding shares, be proportionately reduced, and the cash consideration payable per Share shall be proportionately increased.

    7.   MERGER AND CONSOLIDATION:  DISSOLUTION.      On the merger of one or
more corporations into the Company, a consolidation of the Company and one or more corporations, or other reorganization or recapitalization of the Company, in which the Company shall be the surviving corporation, thereafter, on any exercise of the Option, Optionee shall, at no additional cost, be entitled to receive (subject to any required action by stockholders), in lieu of the number of Shares as to which this Option shall then be so exercised, the number and class of shares of stock or other security to which Optionee would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to the merger or consolidation or reorganization or reclassification, Optionee had been the holder of record of a number of shares of stock of the Company equal to the number of shares as to which such Option shall be so exercised.

    8. RIGHT OF FIRST REFUSAL. Each time the Optionee purposes to Transfer (or is required by operation of law or other involuntary transfer) any or all of the Shares purchased by him pursuant to this Option, Optionee shall first offer such Shares to the Company in accordance with the following provisions. Any proposed Transfer must also comply with the terms of EXHIBIT "A" to this Agreement.

    Optionee shall deliver a written notice (a "Notice") to the Company stating
(a) Optionee's bona fide intention to Transfer Shares, (b) the name and address of the proposed transferee, or that the Transfer is to be accomplished through a brokerage transaction on the open market, (c) the number of Shares to be transferred, and (d) the purchase price per Share and terms of payment for which the Optionee proposes to Transfer such Shares, or that the Shares are to be Transferred at the market price at the time of sale.

    Within 30 days after receipt of the Notice, the Company or its designee shall have the first right to purchase or obtain such Shares, upon the price and terms of payment designated in the Notice. If the Notice provides for the payment of non-cash consideration, the Company at its option may pay the consideration in cash equal to the Company's good faith estimate of the present fair market value of the non-cash consideration offered.

    If the Company or its designee elects not to purchase or obtain all of the Shares designated in the Optionee's Notice, then the Optionee may Transfer the Shares referred to in the Notice to the proposed transferee, providing such Transfer (a) is completed within 30 days after the expiration of the Company's right to purchase or obtain such Shares, and (b) is made at the price and terms designated in the Notice. If such Shares are not so transferred, the Optionee must give notice in accordance with this paragraph prior to any other or subsequent Transfer of such Shares.

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    Optionee may not Transfer any Shares to a competitor of the Company, or to any shareholder, partner, or other beneficial holder of an equity ownership interest in a competitor, other than pursuant to a merger, combination, or other transaction approved by the company's Board of Directors.

    9.   NO RIGHTS AS SHAREHOLDER.          Optionee shall have no rights as a
shareholder with respect to shares covered by the Option until the date of issuance of a stock certificate or stock certificates.

    10.  RESTRICTED SHARES.       Optionee will acquire the Shares upon
exercise not with a view to their resale or distribution. Optionee agrees that upon each such exercise of the Option, Optionee will furnish to the Company a written certification in the form attached to this Agreement as EXHIBIT "A" and such other or additional documents as the Company may request. Any person or persons entitled to exercise the Option under the provisions of paragraph 5 shall, upon each exercise of the Option, concurrently furnish to the Company the same statement and documents.

    11. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be carried out in California.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement.


                                  COMPANY:
                                  Naturade, Inc.



                                  By: /s/ Allan Schulman, President
                                      _____________________________


                                  By: _____________________________


                                  OPTIONEE:


                                  /s/ Michael R. Fernicola
                                  ________________________________
                                  Michael R. Fernicola

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                                     EXHIBIT "A"

                                     CERTIFICATE


    I certify that I am acquiring all shares (the "Shares") of Naturade, Inc., a Delaware corporation, purchased by me pursuant to the exercise on this date of the option granted by an Option Agreement, dated March 15, 1996 (the "Stock Option Agreement"), not with a view to or for resale in connection with, any distribution of the Shares. I understand that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or pursuant to any state securities laws, by reason of specific exemptions from such registration and qualification which depend, among other things, upon the bona fide nature of my certifications in this Certificate.

    I understand and agree to the following:

    1. I have received and read carefully the Company's most recent Annual Report and any interim reports to Shareholders. I have received, reviewed and considered information fully covering all matters that I deem relevant to make a decision to purchase the Shares. I have also been given the opportunity to ask any questions and to ask for further information to the extent I deem necessary.

    2. I must hold the Shares indefinitely unless they are subsequently registered under the 1933 Act or an exemption from such registration is available. The Company is under no obligation to register the Shares or to make available any such exemption.

    3. I have been advised of Rule 144 promulgated by the Security and Exchange Commission (the "Commission") under the 1933 Act which permits limited resale of securities purchased in a private placement without registration under the 1933 Act (such as my purchase of the Shares pursuant to the Stock Option Agreement) if certain conditions are met. These conditions include, among other things:

         (a)  The availability of current public information about the Company;

         (b) The resale occurring at least two years after purchase of and full payment for the Shares to be sold;

         (c)  The sale being through a broker in a "broker's transaction"; and

         (d) The number of shares of common stock of the Company that I may sell during any three month period may not exceed specified

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              limitations (generally, the greater of 1% of the total number of shares of stock outstanding or the average weekly trading volume of the shares during the four calendar weeks preceding the filing of the required notice).


    Although Rule 144 as adopted is not the exclusive means provided for the public sale of the Shares other than in a registered offering, I understand that the staff of the Commission has expressed its opinion that persons proposing to sell privately placed stock (such as the Shares) other than in a registered offering and other than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for that sale and that those persons and the brokers and other persons who participate in the transaction do so at their own risk.

    4. If I propose to effect any transaction pursuant to Rule 144, I will deliver to the Company at its principal office (to the attention of its Secretary) at least 2 business days before placing with a broker an order to sell (i) a copy of all materials required to be filed with the Commission pursuant to Rule 144, (ii) an unqualified opinion, in form and substance satisfactory to the Company and its counsel, of recognized securities counsel to the effect that the proposed sale or disposition may lawfully be made under Rule 144, (iii) a statement from the broker effecting the transaction evidencing the compliance by it of the Rule, and (iv) a copy of each document delivered to the broker with respect to such sale.

    5. I agree not to dispose of any of the shares except (i) with the prior consent of the California Commission of Corporations, if required by California law, and (ii) either pursuant to an effective Registration Statement under the 1933 Act or an exemption from registration under the 1933 Act after receipt by the Company of an unqualified opinion (obtained at my cost), of recognized securities counsel, acceptable in form and substance to the Company and its counsel, that registration of those shares is not required under the 1933 Act.

    6. All certificates representing the Shares and any certificate for any securities issued pursuant to any stock split, share reclassification, stock dividend, or other similar capital event shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THAT ACT AND THE RULES AND REGULATIONS PROMULGATED UNDER IT AND IN ACCORDANCE WITH AN AGREEMENT BETWEEN THE COMPANY AND THE ISSUEE OF THE SECURITIES, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY. SUCH AGREEMENT PROVIDES THE COMPANY WITH A RIGHT OF FIRST REFUSAL TO PURCHASE THESE SECURITIES.

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and/or such other legend or legends as the Company and its counsel deem necessary or appropriate. Appropriate stop transfer instructions with respect to the shares have been placed with the Company's transfer agent.

    7. Notwithstanding any other provision of this Certificate, I confirm that the Shares are subject to the Company's right of first refusal contained in the Stock Option Agreement.



Dated: __________________                   __________________________
                                            Print or Type Name


                                            __________________________
                                            Signature